  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1998

                                              SECURITIES ACT FILE NO. 333-56719
                                      INVESTMENT COMPANY ACT FILE NO. 811-08813
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM N-2
[X]         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]
                      PRE-EFFECTIVE AMENDMENT NO. 2
[_]                      POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]
                             AMENDMENT NO. 3
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------
                                (609) 282-2800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------
                                 ARTHUR ZEIKEL
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------
                                  COPIES TO:

   MICHAEL J. HENNEWINKEL, ESQ.                 FRANK P. BRUNO, ESQ.
      FUND ASSET MANAGEMENT, L.P.                 BROWN & WOOD LLP
             P.O. BOX 9011                     ONE WORLD TRADE CENTER
   PRINCETON, NEW JERSEY 08543-9011         NEW YORK, NEW YORK 10048-0557

                                --------------
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [_]

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                                             PROPOSED       PROPOSED
        TITLE OF              AMOUNT         MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES BEING          BEING       OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED         REGISTERED(1)      PER UNIT    OFFERING PRICE    FEE(2)
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Common Stock ($.10 par
 value)...............   6,095,000 shares     $15.00      $91,425,000    $26,970.38

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(1) Includes 795,000 shares subject to the Underwriter's over-allotment option.

(2) Previously transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

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                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                             CROSS REFERENCE SHEET

ITEM NUMBER, FORM N-2                   CAPTION IN PROSPECTUS
---------------------                   ---------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS
 1.Outside Front Cover Page............ Outside Front Cover Page
 2.Inside Front and Outside Back Cover
     Pages............................. Inside Front and Outside Back Cover
                                        Pages; Underwriting
 3.Fee Table and Synopsis.............. Prospectus Summary; Fee Table
 4.Financial Highlights................ Not Applicable
 5.Plan of Distribution................ Prospectus Summary; Net Asset Value;
                                        Underwriting
 6.Selling Shareholders................ Not Applicable
 7.Use of Proceeds..................... Use of Proceeds; Investment Objective
                                        and Policies
 8.General Description of the
     Registrant........................ Prospectus Summary; The Fund;
                                        Investment Objective and Policies;
                                        Risks and Special Considerations of
                                        Leverage; Investment Restrictions;
                                        Dividends and Distributions; Automatic
                                        Dividend Reinvestment Plan; Mutual Fund
                                        Investment Option
 9.Management.......................... Directors and Officers; Investment
                                        Advisory and Management Arrangements;
                                        Custodian; Transfer Agent, Dividend
                                        Disbursing Agent and Registrar
10.Capital Stock, Long-Term Debt, and
     Other Securities.................. Description of Capital Stock
11.Defaults and Arrears on Senior
     Securities........................ Not Applicable
12.Legal Proceedings................... Not Applicable
13.Table of Contents of the Statement
     of Additional Information......... Not Applicable
PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14.Cover Page.......................... Not Applicable
15.Table of Contents................... Not Applicable
16.General Information and History..... Not Applicable
17.Investment Objective and Policies... Prospectus Summary; Investment
                                        Objective and Policies; Investment
                                        Restrictions
18.Management.......................... Directors and Officers; Investment
                                        Advisory and Management Arrangements
19.Control Persons and Principal
     Holders of Securities............. Investment Advisory and Management
                                        Arrangements
20.Investment Advisory and Other
     Services.......................... Investment Advisory and Management
                                        Arrangements; Custodian; Underwriting;
                                        Transfer Agent, Dividend Disbursing
                                        Agent and Registrar; Legal Opinions;
                                        Experts
21.Brokerage Allocation and Other
     Practices......................... Portfolio Transactions
22.Tax Status.......................... Taxes; Automatic Dividend Reinvestment
                                        Plan
23.Financial Statements................ Report of Independent Auditors;
                                        Statement of Assets, Liabilities and
                                        Capital

PART C--OTHER INFORMATION

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                             5,300,000 SHARES

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                                 COMMON STOCK

                               -----------------

  MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Investors are advised to read this Prospectus carefully and retain it for future reference.

  Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Prospectus Summary--Risk Factors and Special Considerations."

  Within approximately three months after completion of the offering of Common Stock described herein, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. INVESTORS SHOULD NOTE THE SPECIAL RISKS ASSOCIATED WITH
THE LEVERAGING OF THE COMMON STOCK. SEE "RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE" AND "DESCRIPTION OF CAPITAL STOCK."
                                                       (Continued on next page)

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                             PRICE TO           SALES LOAD          PROCEEDS TO
                              PUBLIC              (1)(2)              FUND(3)
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Per Share..............       $15.00               None               $15.00
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Total(4)...............     $79,500,000            None             $79,500,000

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(1) The Investment Adviser or an affiliate will pay the Underwriter a commission in the amount of 2.00% of the Price to Public per share in connection with the sale of shares of Common Stock offered hereby. See "Underwriting."
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."

(3) Before deducting organizational and offering expenses payable by the Fund estimated at $272,500.

(4) The Fund has granted the Underwriter an option to purchase up to an additional 795,000 shares to cover over-allotments. If all such shares are purchased, the total Price to Public and Proceeds to Fund will be $91,425,000. See "Underwriting."

                               -----------------

  The shares are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the shares will be made in New York, New York on or about October 1, 1998.

                               -----------------
                              MERRILL LYNCH & CO.

                               -----------------

            The date of this Prospectus is September 28, 1998.

(Continued from preceding page)

  The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  Prior to this offering, there has been no public market for the Common Stock of the Fund. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Stock will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's Common Stock. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

  The issuance of the preferred stock will result in leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

  The Underwriter may engage in transactions that stabilize, maintain, or otherwise affect the price of the Fund's Common Stock. Such transactions may include stabilizing, the purchase of the Fund's Common Stock to cover short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE
OFFERING The Fund is offering 5,300,000 shares of Common Stock at an initial offering price of $15.00 per share. The Common Stock is being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter"). The Underwriter has been granted an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 795,000 additional shares of Common Stock to cover over-allotments. See "Underwriting."

INVESTMENT  The investment objective of the Fund is to provide shareholders
OBJECTIVE   with current income exempt from Federal income tax and New York
AND         State and New York City personal income taxes. The Fund seeks to
POLICIES    achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Investment
            Adviser to be of comparable quality. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in New York Municipal Bonds, except at times when, in the judgment of the Investment Adviser, New York
            Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and other long-term municipal obligations exempt from Federal income tax, but not from New York
            State and New York City personal income taxes ("Municipal Bonds").
            Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund does not ordinarily intend to realize significant investment income not exempt from Federal income tax and New York State and New York City personal income taxes. See "Investment Objective and Policies."

LISTING
            Prior to this offering, there has been no public market for the Common Stock of the Fund. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares of Common Stock will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's shares of Common Stock. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. See "Underwriting."

LEVERAGE The Fund anticipates that it will be substantially invested in longer-term municipal obligations within approximately three months after completion of the offering of Common Stock described herein. To leverage the Common Stock, the Fund intends to offer shares of preferred stock within three months after completion of this offering representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred stock will result in the leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution").

            The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Because, under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock. Since any decline in the value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged, which would likely be reflected in a decline in the market price for shares of Common Stock. Additionally, fluctuations in the dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. See "Risks and Special Considerations of Leverage." Upon issuance of the preferred stock, holders of the Common Stock will receive all net income of the Fund remaining after payment of dividends (and any Additional Distribution) on the preferred stock and will generally be entitled to a pro rata share of net realized capital gains. Upon any liquidation of the Fund, the holders of shares of preferred stock will be entitled to receive liquidating distributions (expected to equal the original purchase price per share of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution) before any distribution is made to holders of Common Stock. See "Description of Capital Stock-- Preferred Stock."

            Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and holders of common and preferred stock, voting together as a single class, will be entitled to elect the remaining Directors. If, at any time, dividends on the Fund's preferred stock were to be in arrears in an amount equal to two full years of dividend payments, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect a majority of the Fund's Directors. The holders of preferred stock will also vote separately on certain other matters as required under the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended (the "1940 Act") and Maryland law, but otherwise will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. See "Description of Capital Stock--Preferred Stock--Voting Rights."

            There can be no assurance that the Fund will be able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) on the preferred stock. Changes in certain factors could cause the relationship between the short-term and medium-term dividend rates (and any Additional Distribution) paid by the Fund on the preferred stock and the long-term rates received by the Fund on its investment portfolio to change so that such short-term and medium-term rates (and any Additional Distribution) may substantially increase relative to rates on the long-term obligations in which the Fund may be invested. Under such conditions, the benefit of leverage to holders of Common Stock will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. The Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time.
            Prior to the time it offers the preferred stock, the Fund intends to apply for ratings on such stock from one or more nationally recognized statistical rating organizations ("NRSROs"). The Fund believes that obtaining a rating for the preferred stock will enhance the marketability of the preferred stock and thereby reduce the dividend rate on the preferred stock from that which the Fund would be required to pay if the preferred stock were not rated.

INVESTMENT
ADVISER Fund Asset Management, L.P. is the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55 of 1% of the Fund's average weekly net assets, including proceeds from the sale of preferred stock. The Investment Adviser is an affiliate of Merrill Lynch Asset Management, L.P. ("MLAM"), which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for over 100 registered management investment companies and offers portfolio management and portfolio analysis services to individuals and institutional accounts. As of August 1998, the Asset Management Group had a total of approximately $473 billion in investment company and other portfolio assets under management (approximately $38 billion of which was invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. See "Investment Advisory and Management Arrangements."

DIVIDENDS      The Fund intends to pay dividends monthly and to distribute
AND            substantially all of its net investment income to holders of
DISTRIBUTIONS  Common Stock. From and after issuance of the preferred stock, monthly distributions to holders of Common Stock will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred stock. It is expected that the Fund will commence paying dividends to holders of Common Stock within approximately
               90 days from the date of this Prospectus. Net capital gains, if any, will be distributed at least annually to holders of Common
               Stock and, after issuance of the preferred stock, on a pro rata basis to holders of Common Stock and preferred stock. When capital gains or other taxable income is allocated to holders of preferred stock under certain circumstances, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution. The Fund is not permitted to declare any cash dividend or other distribution on its Common
               Stock unless asset coverage (as defined in the 1940 Act) with respect to the Fund's preferred stock is at least 200%. If the Fund issues preferred stock representing 40% of its capital after the time of issuance, its asset coverage with respect to the preferred stock will be approximately 250%. If the Fund's ability to make distributions on its Common Stock is limited, this could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock. See "Taxes."

AUTOMATIC      All dividend and capital gains distributions will be
DIVIDEND       automatically reinvested in additional shares of Common Stock
REINVESTMENT   of the Fund unless a shareholder elects to receive cash.
PLAN           Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan.
               See "Automatic Dividend Reinvestment Plan."

MUTUAL         Purchasers of shares of Common Stock of the Fund through Merrill
FUND           Lynch in this offering will have an investment option
INVESTMENT     consisting of the right to invest the net proceeds from a sale
OPTION         of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible
               Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common Stock acquired in this offering.
               Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. See "Mutual
               Fund Investment Option."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's shares of Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest a substantial portion of its assets in New York Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New York Municipal Bonds to this degree. See "Investment Objective and Policies--Special Considerations Relating to New York Municipal Bonds" and Appendix I, "Economic and Other Conditions in New York."

  The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

  The Fund intends to invest in municipal obligations that are rated in the investment grade rating categories by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment grade category may have certain speculative characteristics. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  The Fund will be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing the portfolio insurance and to guidelines of one or more NRSROs that may issue ratings for the preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). Certain of such investments may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics that have a similar effect on the return to Common Stock investors as the leverage transactions discussed under "Risks and Special Considerations of Leverage;" however, certain derivative investments will not be taken into account for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies-- Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

  Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge and the inability to close futures transactions under certain conditions. Because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies--Options and Futures Transactions." The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such NRSRO.

  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock-- Certain Provisions of the Articles of Incorporation."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering price)................  None
  Dividend Reinvestment Plan Fees.......................................  None
ANNUAL EXPENSES (as a percentage of net assets attributable to shares of
 Common Stock):
  Management Fees(a)(b).................................................  0.92%
  Interest Payments on Borrowed Funds...................................  None
  Other Expenses(b).....................................................  0.43%
                                                                          ----
    Total Annual Expenses(b)............................................  1.35%
                                                                          ====

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
  EXAMPLE                                                ---- ----- ----- -----
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) total annual expenses
  of 1.35% (assuming leverage) and 0.76% (assuming no
  leverage) and (2) a 5% annual return throughout the
  periods:
  Assuming Leverage..................................... $14   $43   $74  $162
  Assuming No Leverage.................................. $ 8   $24   $42  $ 94

--------

(a) See "Investment Advisory and Management Arrangements"--page 27.

(b) The Fee Table assumes that the Fund utilizes leverage by issuing preferred stock in an amount of approximately 40% of the Fund's capital. If the Fund does not utilize leverage it is estimated that, as a percentage of net assets attributable to Common Stock, the Management Fees would be 0.55%, Other Expenses would be 0.21% and Total Annual Expenses would be 0.76%. See "Risks and Special Considerations of Leverage."

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  MuniHoldings New York Insured Fund II, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 8, 1998, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of their shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds of this offering will be approximately $79,227,500 (or approximately $91,152,500 assuming the Underwriter exercises the over-allotment option in full) after payment of organizational and offering expenses.

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of Common Stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in New York Municipal Bonds, except at times when, in the judgment of the Investment Adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and Municipal Bonds that are exempt from Federal income taxes, but not New York State and New York City personal income taxes. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

  The Fund ordinarily does not intend to realize significant investment income not exempt from Federal income tax and New York State and New York City personal income taxes. To the extent that suitable New York Municipal Bonds are not available for investment by the Fund, as determined by the Investment Adviser, the Fund may purchase long-term obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax but not New York State and New York City personal income taxes. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will have at least 80% of its assets invested in New York Municipal Bonds and Municipal Bonds. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may also include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New York Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "New York Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  Investment in shares of Common Stock of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal income tax and New York State and New York City personal income taxes by investing in a professionally managed portfolio comprised primarily of investment grade insured New York Municipal Bonds. Investment in the Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of New York Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the Common Stock by leveraging the Fund's capital structure through the issuance of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

  The investment grade New York Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those New York Municipal Bonds and Municipal Bonds rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix II to this Prospectus for a description of S&P's, Moody's and

Fitch's ratings of Municipal Bonds. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancements to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or the financial institution that provided such insurance or credit enhancements. Consequently, if New York Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such New York Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New York Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term New York Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term New York Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal income tax and New York State and New York City personal income taxes.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of the Fund's assets will be invested in New York Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be at all times available. See Appendix III to this Prospectus for a brief description of S&P's, Fitch's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured New York Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase New York Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured New York Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

  The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible New York Municipal Bonds and Municipal Bonds purchased by the Fund. A New York Municipal Bond or a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured New York Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured New York Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any New York Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

  The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately .02 of 1% to .15 of 1% of the principal amount of the New York Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of New York Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Prospectus. In instances in which the Fund purchases New York Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New York Municipal Bonds and Municipal Bonds.

  It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser's ability to manage the portfolio may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New York Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Directors determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New York Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New York Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New York Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF NEW YORK MUNICIPAL BONDS AND MUNICIPAL BONDS

  New York Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as New York Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from New York State and New York City personal income taxes, even though such bonds may be IDBs or "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered New York Municipal Bonds or Municipal Bonds.

  The two principal classifications of New York Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds (other than those of the State of New York which has limited taxing powers) are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may purchase New York Municipal Bonds and Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in New York Municipal Bonds and Municipal Bonds that may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of New York Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of New York Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL BONDS

  The Fund ordinarily will invest at least 80% of its total assets in New York Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New York Municipal Bonds to this degree. As of August 13, 1998, Moody's, S&P and Fitch rated New York City's general obligation bonds A3, A- and A-, respectively. As of July 10, 1998, Moody's and S&P rate New York State's outstanding general obligation bonds A2 and A, respectively. Because the Fund's portfolio will comprise investment grade securities, the Fund is expected to be insulated from the market and credit risks that may exist in connection with investments in non-investment grade New York Municipal Bonds. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the New York Municipal Bonds in which the Fund invests. The Investment Adviser does not believe that the current economic conditions in New York or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality New York Municipal Bonds. For a discussion of economic and other conditions in the State of New York, see Appendix I, "Economic and Other Conditions in New York."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell New York Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in New York Municipal Bonds and Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the

Fund may invest in New York Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New York Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such New York Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a New York Municipal Bond or Municipal Bond issuer's right to call all or a portion of such New York Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New York Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New York Municipal Bond or Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred stock from one or more NRSROs, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to New York Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in New York Municipal Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New York Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New York Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New York Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

  The volume of trading in the exchange markets with respect to New York Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaged in hedging transactions when movements in interest rates occur.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

  Within approximately three months after the completion of the offering of shares of Common Stock, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred stock will result in the leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

  Utilization of leverage, however, involves certain risks to the holders of Common Stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. So long as the Fund, taking into account the costs associated with the preferred stock and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since a pro rata portion of the Fund's net realized capital gains on its investment assets are generally payable to holders of Common Stock if net capital gains are realized by the Fund, the effect of leverage will be to increase the amount of such gains distributed to holders of Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the current dividend rate (and any Additional Distribution) on the preferred stock were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, since both the cost associated with the issuance of preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged.

  In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Code. See "Taxes." The Fund intends, however, to take all measures necessary to continue to make Common Stock dividend payments. If the Fund's current investment income were not sufficient to meet dividend requirements on either the Common Stock or the preferred stock, it could be necessary for the Fund to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if (i) it anticipates that the Fund's leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than that obtainable if the Common Stock were unleveraged, (ii) the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or (iii) in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred stock. Redemption of the preferred stock or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  Assuming the utilization of leverage by the issuance of preferred stock that pays dividends at a rate that generally will be adjusted every 28 days in an amount representing approximately 40% of the Fund's capital at an annual dividend rate of 3.50% payable on such preferred stock based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 1.40%.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of preferred stock representing approximately 40% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when the portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return
    (net of expenses).................................. (10)%  (5)%   0%  5% 10%
   Corresponding Common Stock Return................... (19)% (11)% (2)%  6% 14%

  Leveraging of the Common Stock cannot be fully achieved until preferred stock is issued and the proceeds of the offering of preferred stock have been invested in long-term New York Municipal Bonds and Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

  In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where the Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Stock. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the preferred stock or otherwise purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem outstanding preferred stock, the Board of Directors will take into account a variety of factors including market conditions, the ratio of preferred stock to Common Stock and the expenses associated with such redemption. If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased or redeemed.

  The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings meeting specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on obligations held by the Fund.

  Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately 40% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the outstanding shares of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New York Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                            DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (66)--President and Director (1)(2)--Chairman of the Investment Adviser and MLAM (which terms, as used herein, include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997, Director since 1993 and President from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  James H. Bodurtha (54)--Director (2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (59)--Director (2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President,

Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

  Robert R. Martin (71)--Director (2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (69)--Director (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (46)--Director (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (58)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (54)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (38)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (47)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

  Robert A. DiMella, CFA (32)--Vice President and Portfolio Manager (1)(2)-- Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.

  Roberto W. Roffo (32)--Vice President and Portfolio Manager (1)(2)--Vice President of MLAM since 1996 and a Portfolio Manager since 1992.

  Gerald M. Richard (49)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of PFD since 1981 and Treasurer thereof since 1984.

  Alice A. Pellegrino (38)--Secretary (1)(2)--Attorney with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992-1997.
--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In the event that the Fund issues preferred stock, in connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Investment Adviser a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all the non-affiliated Directors, an annual fee of $500 per year plus $125 per Committee meeting attended.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1997 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                             COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
NAME OF DIRECTOR              FROM FUND      FUND EXPENSE         DIRECTORS
----------------             ------------ ------------------- ------------------
James H. Bodurtha(1)........    $4,500           None              $148,500
Herbert I. London(1)........    $4,500           None              $148,500
Robert R. Martin(1).........    $4,500           None              $148,500
Joseph L. May(1)............    $4,500           None              $148,500
Andre F. Perold(1)..........    $4,500           None              $148,500

--------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (23 registered investment companies consisting of 41 portfolios); Mr. London (23 registered investment companies consisting of 41 portfolios); Mr. Martin (23 registered investment companies consisting of 41 portfolios); Mr. May (23 registered investment companies consisting of 41 portfolios); and Mr. Perold (23 registered investment companies consisting of 41 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for over 100 other registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutional accounts. As of August 1998, the Asset Management Group had a total of approximately $473 billion in investment company and other portfolio assets under management (approximately $38 billion of which was invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Fund's portfolio managers will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Robert A. DiMella and Roberto Roffo are the portfolio managers for the Fund and are primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Fund may also purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to holders of Common Stock. It is expected that the Fund will commence paying dividends to holders of Common Stock within approximately 90 days of the date of this Prospectus. From and after issuance of the preferred stock, monthly distributions to holders of Common Stock normally will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred stock. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of Common Stock and any preferred stock. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock. See "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income tax. However, exempt-interest dividends paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax. Shareholders subject to income taxation by states other than New York and cities other than New York City will realize a lower after-tax rate of return than New York State and City shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states or cities. The Fund will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes or for New York State and New York City personal income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for Federal income tax purposes and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Internal Revenue Service ("Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains (including the additional categories of capital gains discussed above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of Common Stock and series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends (including the additional categories of capital gains discussed above) will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on certain "private activity bonds" issued after

August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" that could subject certain investors in such bonds, including shareholders of the Fund, to an increased alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by State Street Bank and Trust Company, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street Bank and Trust Company, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to State Street Bank and Trust Company, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

  Whenever the Fund declares an income dividend or a capital gains distribution (collectively, referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common

Stock exceeds the net asset value per share, the average per share purchase prices paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 225 Franklin Street, Boston, Massachusetts 02110.

                         MUTUAL FUND INVESTMENT OPTION

  Purchasers of shares of Common Stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common Stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

  Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The New York Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  The Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. Within approximately three months after completion of the offering of the Common Stock described herein, the Fund intends to reclassify an amount of unissued Common Stock as preferred stock and at that time to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There is no assurance that such preferred stock will be issued.

COMMON STOCK

  Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

  So long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Preferred Stock" below.

  The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

  The Investment Adviser provided the initial capital for the Fund by purchasing 6,667 shares of Common Stock of the Fund for $100,005. As of the date of this Prospectus, the Investment Adviser owned 100% of the outstanding shares of Common Stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED STOCK

  It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of Common Stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

  The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of Common Stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of Common Stock described in the Prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation), the initial series of preferred stock will be structured to carry either a relatively short-term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution (as defined in "Special Leverage Considerations and Risks--Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below. The Fund's Articles of Incorporation, as amended, together with any Articles Supplementary, is referred to below as the "Charter."

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

  Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class.

  In connection with the election of the Fund's directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

  The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

  Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause, but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of preferred stock may be removed only by action of such holders.

  In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with other corporations,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following the proposed issuance of the preferred stock, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on a stock exchange.

  Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custodial agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110.

                                 UNDERWRITING

  Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 5,300,000 shares of Common Stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of shares of Common Stock in the offering in the amount of $.30 per share. Such payment is equal to 2.00% of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to certain dealers not in excess of $.30 per share on sales by such dealers. After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of Common Stock purchased in the offering on or before October 1, 1998.

  The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to 795,000 additional shares of Common Stock to cover over-allotments, if any, at the initial offering price.

  The Underwriter may engage in certain transactions that stabilize the price of the shares of Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of Common Stock.

  If the Underwriter creates a short position in the shares of Common Stock in connection with the offering, i.e., if it sells more shares of Common Stock than are set forth on the cover page of this Prospectus, the Underwriter may reduce that short position by purchasing shares of Common Stock in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Underwriter also may impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares of Common Stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of Common Stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of Common Stock as part of the offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Prior to this offering, there has been no public market for the shares of the Common Stock. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Stock will not be listed on any securities exchange. Additionally, during such period, the Underwriter does not intend to make a market in the Fund's Common Stock, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

  The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser of the Fund.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the shares of Common Stock of the Fund will be State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Common Stock offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, New York, New York.

                                    EXPERTS

 The statement of assets, liabilities and capital of the Fund as of September 18, 1998 included in this Prospectus and Registration Statement has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon authority of such firm as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                            ADDITIONAL INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund and the shares of Common Stock is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Investment Adviser does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

                      REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

 MuniHoldings New York Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New York Insured Fund II, Inc. as of September 18, 1998. This statement of assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund II, Inc. at September 18, 1998, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Princeton, New Jersey

September 21, 1998

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                            SEPTEMBER 18, 1998

ASSETS
  Cash................................................................ $100,005
  Offering Costs (Note 1).............................................  240,000
  Deferred organization costs (Note 1)................................   12,500
                                                                       --------
    Total assets......................................................  352,505
                                                                       --------
LIABILITIES
  Liabilities and accrued expenses (Note 1)...........................  252,500
                                                                       --------
NET ASSETS............................................................ $100,005
                                                                       ========
CAPITAL
  Common Stock, par value $.10 per share; 200,000,000 shares
   authorized; 6,667 shares issued and outstanding (Note 1)........... $    667
  Paid-in Capital in excess of par....................................   99,338
                                                                       --------
  Total Capital-Equivalent to $15.00 net asset value per share of
   Common Stock (Note 1).............................................. $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the State of Maryland on June 8, 1998 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares of Common Stock for $100,005 on September 18, 1998. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a period not exceeding five years beginning with the commencement of operations of the Fund. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. In accordance with Statement of Position 98-5, unamortized organization costs existing at June 1, 1999 (start of the Fund's new fiscal year), will be charged to expense at that date. At the present time, management believes this charge will not have any material impact on the operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to 0.55 of 1% of the average weekly net assets of the Fund, including proceeds from the sale of preferred stock. The Investment Adviser or an affiliate will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated a commission in the amount of 2.00% of the price to the public per share in connection with the initial public offering of the Fund's Common Stock.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX I

                ECONOMIC AND OTHER CONDITIONS IN NEW YORK

  The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

  The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

  For each of the 1981 through 1997 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

  The most recent quarterly modification to the City's financial plan for the 1998 fiscal year (July 1, 1997 through June 30, 1998) submitted to the New York State Financial Control Board (the "Control Board") on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs have filed a notice of appeal with the State's Court of Appeals. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

  1999-2002 Financial Plan. On June 26, 1998 the City released the City Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The City Financial Plan reflects changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June 1998, and changes subsequent to the adopted budget. The City Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap-closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

  In connection with the Financial Plan, the City has outlined a gap-closing program for fiscal years 2000, 2001 and 2002 to eliminate the respective projected remaining budget gaps for such fiscal years. This program, which is not specified in detail, assumes for the 2000, 2001 and 2002 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues; savings from privatization initiatives and asset sales; additional Federal and State aid; additional entitlement cost containment initiatives; and the availability of funds in the City's General Reserve.

  The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

  Assumptions. The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the

State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge which is scheduled to expire on December 31, 1999; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

  Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 93% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

  Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

  Year 2000 Computer Matters. The Year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the Year 2000 as the Year 1900, resulting in possible system failures or miscalculations. In December 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of Year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the Year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be Year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other critical computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

  As of August 13, 1998, the City has completed work on approximately 36% of its mission-critical and high priority systems. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

  Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  On July 22, 1998, the City Comptroller issued a report on the City Financial Plan. With respect to the 1999 fiscal year, the report identified a possible surplus of between $657 million and $1.0 billion, assuming the City's gap-closing measures are successfully implemented. Potential risks identified in the report for the 1999 fiscal year include between $70 and $75 million of greater overtime spending and a write-down of outstanding education aid receivables that are ten years past due, which are estimated to be approximately $39 million in the 1999 fiscal year. With respect to fiscal years 2000 through 2002, the report identified baseline risks of between $444 million and $626 million, $215 million and $1.2 billion, and $403 million and $2.0 billion respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001. The report also noted that the Financial Plan contains a number of additional uncertainties, including the continuation of securities industry profits, international developments, such as worsening conditions in Asia and Russia, and the growth of the City's operating and debt service expenditures, which have substantially exceeded local inflation. Finally, the report noted that the Financial Plan does not include the revenue and debt service expenses attributable to the Transitional Finance Authority, which will have incurred approximately $7.5 billion of debt to finance the City's capital projects between fiscal years 1998 and 2001, resulting in total debt service costs of approximately $1.5 billion by the end of fiscal year 2002. The report notes, that as a result of the exclusion of Transitional Finance Authority debt service, debt service as a percentage of tax revenues drops by 2.6% to 16.5% in fiscal year 2002. It is expected that the City Comptroller will report that the City's capital investment needs substantially exceed currently projected capital spending.

  On July 22, 1998, the OSDC issued a report on the City Financial Plan. The report concluded that the City is likely to end fiscal years 1998 and 1999 with a substantial surplus, before discretionary transfers. With respect to fiscal years 2000 through 2002, the report noted that the City has not made much progress in reducing the imbalance between recurring revenues and spending and concluded that the budget gaps for such years could be even larger than those projected by the City, totaling $3.0 billion, $3.5 billion and $3.1 billion in fiscal years 2000 through 2002, respectively.

  In the report the OSDC identified several concerns. The report noted that the City Financial Plan does not make any provision for an economic downturn, which could reduce revenues and increase City pension contributions and public assistance caseloads. The report identified as a risk assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, and the potential need for the City to provide funding to HHC for wage increases, and to BOE for Project Read and teachers' supplemental salaries which were previously funded by the State. With respect to property taxes, the report noted that the City is supporting legislation that, if not enacted, could result in the City's liability in tax certiorari cases increasing substantially over current estimates.

  With respect to welfare reform, the report expressed concern that the City Financial Plan does not reflect the full impact of implementing Federal welfare reform and other changes in State public assistance programs, including compliance with the Federal work requirements, and the financial impact of welfare recipients who will have passed the five-year lifetime cap on Federal welfare benefits which could cost the City $45 million in fiscal year 2000 and up to $120 million annually thereafter. Moreover, the report noted that providing child care for the children of parents who make the transition from welfare to work could cost between $83 million and $140 million in the 1999 fiscal year, in addition to $208 million to provide services to all 31,000 children already waiting for services. The report also expressed concern about the City's growing debt burden, which will reach 19% of tax revenues by fiscal year 2002. With respect to the year 2000 problem, the report noted that an additional $100 million may be required from the City's operating budget for consulting contracts.

  On August 5, 1998 the OSDC released a report on HHC. The report noted that HHC will face increasing pressure in the near future when the State begins requiring most Medicaid recipients to enroll in managed care plans, which will stress outpatient and preventive services and result in providers being paid a fixed annual amount for each enrollee regardless of the level of care provided. The report noted that the shift to managed care is expected to reduce HHC's traditional Medicaid fee-for-service revenues by $600 million over the next four years. HHC hopes to make up all but $100 million of this loss through a four-fold increase in managed care revenues. Moreover, the report noted that HHC is at a competitive disadvantage because of its unique mandate to provide medical care to the indigent, the growing number of uninsured that already comprises one-third of its outpatient clientele and the competition for its traditional patient base (i.e., Medicaid recipients).

  On July 20, 1998, the staff of the Control Board issued a report reviewing the City Financial Plan. The report noted that the City is likely to end the 1999 fiscal year in balance, and that the dispute between the Mayor and the City Council over specific details of the budget will not affect the prospects for balance in the 1999 fiscal year. The report, however, noted that gap-closing actions assumed in the City Financial Plan totaling $402 million for fiscal year 1999 have not yet been specified by the City. The report noted that the City's total debt service is expected to increase from 9% of total revenues and 15.8% of tax revenue in the 1999 fiscal year to 11.8% of total revenues and 19.6% of tax revenues in fiscal year 2002 due to decades of deferred debt service maintenance. The report further noted that because of the sensitivity of the City's tax base to the health of the financial services sector, the City needs to be cautious about the outlook of the securities industry.

  On May 15, 1998, the IBO released a report on the City's Executive Budget for the 1999 fiscal year. In its report, the IBO estimated a balanced budget for the 1998 fiscal year, a surplus in the 1999 fiscal year and a gap of $1.6 billion for fiscal year 2000, after taking into account prepayments of debt service in the 1999 fiscal year. With respect to fiscal years 2001 and 2002, the report estimated gaps of $2.2 billion and $1.8 billion, respectively. The report noted that, while the strength of the local economy is helping the City in the near term, large projected gaps for fiscal years 2001 and 2002, at this point in the business cycle, could be an omen of difficult times ahead. Moreover, the report noted the April Financial Plan removes the debt service of the Transitional Finance Authority and the personal income tax revenues dedicated to paying such debt service from the Financial Plan. The report notes that if Transitional Finance Authority debt service were included in City projected debt service, City debt service would increase from approximately 16% of tax revenues in the 1998 fiscal year to approximately 19% in fiscal year 2002.

  On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government. Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief, which has recently been replaced by the Safety Net Assistance program. In a subsequent report, the IBO noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years.

  Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $850 million of seasonal financing in fiscal year 1999. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

  Ratings. As of August 13, 1998, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds A3, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") rated such bonds A- and Fitch IBCA, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of June 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $25.9 and $3.1 billion of outstanding net long-term debt. As of August 5, 1998, the Water Authority had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1997, the City estimated its potential future liability on account of outstanding claims to be approximately $3.5 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy strengthened during 1997 and accelerated its rate of expansion as 1998 began. Growth in the first quarter of 1998 was a robust 5.4 percent, but recent data suggests that the expansion weakened substantially during the second quarter. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. The State's forecast of the State's economy shows continued expansion during the 1998 and 1999 calendar years.

  Employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. With the exception of government and manufacturing, every sector recorded employment gains for the first six months of 1998, with the service and trade sectors accounting for most of the increase. Much of the service sector increase occurred in business services. According to data through June 1998, since December 1994, total employment has risen 286,000, with private employment up by 330,000 and government employment down by 44,000. The unemployment rate was 5.5 percent in June 1998, down from a peak of 8.9 percent in July 1992.

  Overall, employment growth in 1998 is expected to be faster than in 1997, with growth in the second half of the year somewhat slower than in the first; banking and hospital employment are expected to continue to shrink, and government employment is expected to stabilize after several years of significant declines. Employment in the first quarter of 1999 is projected to be about 100,000 above the level of a year earlier. The State Division of the Budget's forecast of the New York economy calls for employment growth to continue throughout 1999, adding some 85,000 jobs on an annual average basis. On an average annual basis, the employment growth in the State was 1.5 percent for 1997 and is projected to be 1.9 percent and 1.0 percent for 1998 and 1999, respectively. On the national level, employment growth was 2.3 percent for 1997 and is projected to be 2.5 percent and 1.6 percent for 1998 and 1999, respectively.

  On an average annual basis, the State unemployment rate is expected to drop through 1998 and 1999 reaching 5.7 percent for 1999 as compared to the 6.4 percent level of 1997. For the nation as a whole, the unemployment rate was
5.0 percent for 1997, is projected to be 4.7 percent in 1998 and even with the anticipated economic slowdown, is expected to remain below 5.0 percent in 1999.

  Personal income in the State is expected to record moderate gains in 1998 (4.8 percent)--down from the 5.7 and 5.8 percent levels achieved by the State and the nation, respectively, for 1997. This level is below the 5.4 percent projected national personal income growth for 1998. Personal income growth in the State is expected to decline to 4.2 percent for 1999, below the 4.5 percent level as projected for the nation.

  The 1998-1999 Fiscal Year. The State's current fiscal year commenced on April 1, 1998 and ends on March 31, 1999. On January 20, 1998 the Governor presented his 1998-1999 Executive Budget (the "Executive Budget") to the Legislature. The State's budget for the 1998-1999 fiscal year was not adopted by the April 1 statutory deadline. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. On April 18, 1998, the State Legislature passed a State budget for the State's 1998-1999 fiscal year, and on April 25, 1998 the Governor vetoed certain of the increased spending initiatives in the budget passed by the State Legislature.

  The State's financial plan for the 1998-1999 fiscal year (the "1998-1999 Financial Plan") is projected to be balanced on a cash basis in the General Fund. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to account for approximately 70.1 percent of total State Funds disbursements.) Previously, the 1997-1998 Financial Plan had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. Total General Fund receipts, including transfers from other funds, are projected to be $37.81 billion, an increase of over $3 billion from the $34.55 billion recorded in the 1997-1998 fiscal year. Total General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-1998, or an average annual increase of only 2.3 percent since 1994-1995.

  The State Division of the Budget estimates that the 1998-1999 Financial Plan includes approximately $64 million in non-recurring resources or savings.

  In terms of receipts, the transfer of a portion of the budget surplus recorded in 1997-1998 to 1998-1999 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-1998 figures and inflating 1998-1999 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-1999 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State economy.

  Net personal income tax collections are projected to reach $21.41 billion, $3.65 billion above the reported 1997-1998 collection total with $2.4 billion of the increase reflecting the net impact of the transfer of the surplus from State fiscal year 1997-1998 to the current fiscal year. This tax continues to account for over half of the State's General Fund receipts base. User tax collections are projected to reach $7.21 billion in fiscal year 1998-1999, an increase of $173 million over the 1997-1998 fiscal year.

  Business tax receipts are estimated to be $4.95 billion for State fiscal year 1998-1999. This represents an almost 2.0 percent decline from the 1997-1998 results. The year-over-year decline in projected receipts in this category is largely due to statutory changes resulting in diversion of General Fund petroleum business and utility tax receipts. Additionally, the State's economic forecast has profit growth slowing significantly in 1998.

  The 1998-1999 Financial Plan as of June 1998 projected General Fund receipts to be received from the following sources in the approximate following proportions: i) personal income tax: 56.6 percent, ii) user taxes and fees:
19.0 percent, iii) business taxes: 13.2 percent, iv) other taxes: 2.7 percent (includes estate and gift taxes), and v) miscellaneous receipts: 8.5 percent (includes investment income, medical provider assessments and minor federal grants).

  In terms of disbursements, the 1998-1999 Financial Plan as of June 1998 projected General Fund disbursements to be allocated to the following categories in the approximate following proportions: i) grants to local government: 68.4 percent, ii) state operations: 18.2 percent, iii) debt service: 6.0 percent, iv) general State charges: 6.0 percent (includes contributions to pension systems and health insurance for State employees) and, v) capital/other: 1.4 percent.

  The 1998-1999 Financial Plan projects spending of $25.14 billion for grants to local government, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community project grants. State operations spending is projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year.

  Future Fiscal Years. The Executive Budget projected budget gaps of approximately $1.75 billion in 1999-2000 growing to approximately $3.75 billion in 2000-2001. These gaps were projected after assuming unspecified savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001. Moreover, the State's projections for 1999-2000 also assume $250 million in additional receipts from the settlement of State claims against the tobacco industry. As a result of the budget passed by the State Legislature and the vetoes of the Governor of certain increased spending in the State budget passed by the Legislature, the potential imbalance in the 1999-2000 fiscal year is expected to be roughly $1.3 billion, or about $400 million less than previously projected. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-1999 fiscal year.

  The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in the 2000-2001 fiscal year. Measured from the 1998-1999 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in the 1997-1998 and 1998-1999 fiscal years, will lower General Fund taxes and fees by an estimated $1.8 billion in the 2000-2001 fiscal year. The fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-1999) are projected to grow more substantially beyond the 1998-1999 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-2003. Disbursement projections for the out years currently assume additional outlays for i) school aid, ii) Medicaid, iii) welfare reform, iv) mental health community reinvestment, and v) other multi-year spending commitments in law.

  Special Considerations. On February 3, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $2.6 billion and $4.8 billion, respectively, reflecting uncertainty concerning the receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the economy slows, the size of the gaps would increase.

  According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identifies various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget notes that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of the projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

  The State's financial plans and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the remainder of the 1998-1999 fiscal year and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  An additional risk to the State Financial Plan arises from the potential impact of federal disallowances pending against the State, which could adversely affect the State's projections of receipts. The State Financial Plan assumes no federal disallowance or other federal actions that could affect State finances, but has reserves in the event of such an action.

  Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government have helped to create projected structural budget gaps for the State. To address a potential imbalance in a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year.

  Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  Year 2000 Computer Matters. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology (the "OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-1999 fiscal year for this purpose. As of June 26, 1998, work had been completed on roughly 20 percent of these mission-critical and high-priority systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates.

  Prior Fiscal Years. The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

  The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

  The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General

Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

  Ratings. As of July 10, 1998, Moody's and Standard & Poor's rate the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, MIG 3/VMIG 3, and MIG 4/VMIG 4; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG 4 instruments are of "adequate quality. . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B    significant speculative characteristics. "BB" indicates the least
CCC  degree of speculation and "C" the highest degree of speculation. While
CC   such debt will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "D" is in payment default. The "D" rating category is used
D when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments. Such
DD           bonds are extremely speculative and should be valued on the basis
D            of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                 APPENDIX III

                              PORTFOLIO INSURANCE

  Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured New York Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

  In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New York Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

  The Policies do not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premiums, the Policies may require that the Fund notify the insurance company as to all New York Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

  The fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service ("Moody's"). There can be no assurance however, that insurance from insurance carriers meeting these criteria will be at all times available.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                  APPENDIX IV

                                                            A TAX-EXEMPT YIELD OF
                                                     -----------------------------------

      TAXABLE INCOME                         1998    5.00% 5.50% 6.00% 6.50% 7.00% 7.50%
----------------------------               NEW YORK
 SINGLE                      1998 FEDERAL STATE TAX     IS EQUAL TO A NEW YORK STATE
RETURN/2/   JOINT RETURN/2/  TAX BRACKET  BRACKET/3/          TAXABLE YIELD OF
---------  ----------------- ------------ ---------- -----------------------------------
$ 20,001-
 $ 25,351  $ 40,001-$ 42,350    15.0%       6.85%    6.31  6.95   7.58  8.21  8.84  9.47
$ 25,351
 -
 $ 61,400  $ 42,351-$102,300    28.0%       6.85%    7.46  8.20   8.95  9.69 10.44 11.18
$ 61,401-
 $128,100  $102,301-$155,950    31.0%       6.85%    7.78  8.56   9.34 10.11 10.89 11.67
$128,101-
 $278,450  $155,951-$278,450    36.0%       6.85%    8.39  9.23  10.06 10.90 11.74 12.58
Over
 $278,450  Over $278,450        39.6%       6.85%    8.89  9.78  10.66 11.55 12.44 13.33

                     TAXABLE EQUIVALENT YIELDS FOR 1998/1/

                                                                                A TAX-EXEMPT YIELD OF
                                                                         -----------------------------------

           TAXABLE INCOME                             1998       1998    5.00% 5.50% 6.00% 6.50% 7.00% 7.50%
 -------------------------------------              NEW YORK   NEW YORK
                                      1998 FEDERAL STATE TAX   CITY TAX     IS EQUAL TO A NEW YORK STATE
 SINGLE RETURN/2/    JOINT RETURN/2/  TAX BRACKET  BRACKET/3/ BRACKET/4/          TAXABLE YIELD OF
 -----------------  ----------------- ------------ ---------- ---------- -----------------------------------
 $ 25,351-$ 50,000         --            28.0%       6.85%      4.40%    7.83   8.61  9.39 10.18 10.96 11.74
        --          $ 42,351-$ 45,500    28.0%       6.85%      4.39%    7.83   8.61  9.39 10.17 10.96 11.74
        --          $ 45,001-$ 90,000    28.0%       6.85%      4.46%    7.83   8.61  9.39 10.18 10.96 11.74
 $ 50,001-$ 61,400         --            28.0%       6.85%      4.46%    7.83   8.62  9.40 10.18 10.97 11.75
        --          $ 90,001-$102,300    28.0%       6.85%      4.46%    7.83   8.62  9.40 10.18 10.97 11.75
 $ 61,401-$128,100  $102,301-$155,950    31.0%       6.85%      4.46%    8.17   8.99  9.81 10.62 11.44 12.26
 $128,101-$278,450  $155,951-$278,450    36.0%       6.85%      4.46%    8.81   9.69 10.57 11.45 12.34 13.22
 Over $278,450      Over $278,450        39.6%       6.85%      4.46%    9.34  10.27 11.20 12.14 13.07 14.00



--------
/1/ An investor's marginal tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for Federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. As for shareholders who are subject to income taxation by states other than New York and cities other than New York City (including shareholders who pay non-resident income taxes), tax free yields may be equivalent to lower taxable yields than those shown above. The above tables do not apply to corporate investors. The tax characteristics of the Fund are described more fully elsewhere in this Prospectus. Consult your tax adviser for further details. These charts are for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.
/2/ The above tables are based on the Federal taxable income brackets which are adjusted annually for inflation.
/3/ A supplemental tax will also apply to filers with adjusted gross income between $100,000 and $150,000 which phases out the benefit of the lower marginal brackets. This adjustment is not reflected in the table above.
/4/ This is the highest New York City effective marginal rate that applies to any income level in the range listed on the left of this Chart. Nominally the top marginal rate is 3.4% for net taxable income over $90,000 for joint filers and net taxable income over $50,000 for single filers. A rate of 3.35% applies to income between $45,000 and $90,000 for joint filers and between $25,000 and $50,000 for single filers and a rate of 3.3% applies to income between $21,600 and $45,000 for joint filers and between $12,000 and $25,000 for single filers. A .51% temporary tax surcharge for income over $14,400 for joint filers and $8,400 for single filers (.55% for income between $27,000 and $45,000 for joint filers and between $15,000 and $25,000 for single filers) applies until the end of 1998. An additional tax surcharge equal to 14% of the sum of the New York City personal income tax and the temporary tax surcharge applies for 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................   7
Fee Table..................................................................   9
The Fund...................................................................  10
Use of Proceeds............................................................  10
Investment Objective and Policies..........................................  10
Risks and Special Considerations of Leverage...............................  21
Investment Restrictions....................................................  24
Directors and Officers.....................................................  25
Investment Advisory and Management Arrangements............................  27
Portfolio Transactions.....................................................  29
Dividends and Distributions................................................  30
Taxes......................................................................  31
Automatic Dividend Reinvestment Plan.......................................  35
Mutual Fund Investment Option..............................................  37
Net Asset Value............................................................  37
Description of Capital Stock...............................................  38
Custodian..................................................................  41
Underwriting...............................................................  41
Transfer Agent, Dividend Disbursing Agent and Registrar....................  42
Legal Opinions.............................................................  42
Experts....................................................................  42
Additional Information.....................................................  43
Report of Independent Auditors.............................................  44
Statement of Assets, Liabilities and Capital...............................  45
Appendix I.................................................................  46
Appendix II................................................................  59
Appendix III...............................................................  66
Appendix IV................................................................  68

                                ---------------

  UNTIL DECEMBER 27, 1998 (90 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPAT-ING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIV-ERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PRO-SPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             5,300,000 SHARES

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

                                  COMMON STOCK

                                ---------------

                                   PROSPECTUS

                                ---------------

                              MERRILL LYNCH & CO.

                            SEPTEMBER 28, 1998

                                                            CODE 19029-0998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Report of Independent Auditors

    Statement of Assets, Liabilities and Capital as of September 18, 1998

  (2) Exhibits:

    (a)--Articles of Incorporation(a)
    (b)--By-Laws(a)
    (c)--Not applicable

    (d)(1)--Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of the Registrant(c)

    (d)(2)--Form of specimen certificate for shares of Common Stock of the Registrant(b)

    (e)--Form of Dividend Reinvestment Plan(b)
    (f)--Not applicable

    (g)--Form of Investment Advisory Agreement between the Fund and the Investment Adviser(b)

    (h)(1)--Form of Purchase Agreement(b)

    (h)(2)--Merrill Lynch Standard Dealer Agreement(b)
    (i)--Not applicable

    (j)--Form of Custodian Contract between the Fund and State Street Bank and Trust Company(b)

    (k)--Form of Registrar, Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company(b)

    (l)--Opinion and Consent of Brown & Wood LLP
    (m)--Not applicable

    (n)--Consent of Ernst & Young LLP, independent auditors for the Fund

    (o)--Not applicable

    (p)--Certificate of Fund Asset Management, L.P.
    (q)--Not applicable
    (r)--Not applicable
--------

(a) Reference is made to the Registrant's Registration Statement on Form N-2 (File Nos. 333-56719 and 811-08813) filed with the Securities and Exchange Commission on June 12, 1998.

(b) Reference is made to the Registrant's Registration Statement on Form N-2 (File Nos. 333-56719 and 811-08813) filed with the Securities and Exchange Commission on August 19, 1998.

(c) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and
    Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibits (h)(1) and (h)(2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

   Registration fees.................................................. $ 26,970
   New York Stock Exchange listing fee................................   91,600
   Printing (other than stock certificates)...........................   45,000
   Engraving and printing stock certificates..........................   20,000
   Legal fees and expenses............................................   55,000
   Accounting fees and expenses.......................................    7,000
   NASD fees..........................................................    9,643
   Miscellaneous......................................................    4,787
                                                                       --------
     Total............................................................ $260,000
                                                                       ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the Prospectus under the caption "Investment Advisory and Management Arrangements" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

  There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit
(a)(1) to this Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement, and the Investment Advisory Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement, provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Investment Adviser"), an affiliate of MLAM acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic

Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Government Bond Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as subadviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate

Government Bond Fund is One Financial Center, 23rd Floor, Boston,
Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Funds Distributor, Inc. ("PFD"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch

& Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                        POSITIONS WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION,
       NAME           INVESTMENT ADVISER                  VOCATION OR EMPLOYMENT
       ----           ------------------          ---------------------------------------
 ML & Co. .......  Limited Partner          Financial Services Holding Company; Limited
                                            Partner of FAM
 Princeton         General Partner          General Partner of MLAM
  Services.......
 Arthur Zeikel...  Chairman                 Chairman of MLAM; President of the Investment
                                            Adviser and MLAM (from 1977 to 1997); Chairman and
                                            Director of Princeton Services; President of
                                            Princeton Services (from 1993 to 1997); Executive
                                            Vice President of ML & Co.
 Jeffrey M.        President                President of MLAM; President and Director of
  Peek...........                           Princeton Services; Executive Vice President of ML
                                            & Co.; Managing Director and Co-Head of the
                                            Investment Banking Division of Merrill Lynch (in
                                            1997); Senior Vice President and Director of the
                                            Global Securities and Economics Division of
                                            Merrill Lynch (from 1995 to 1997).
 Terry K. Glenn..  Executive Vice President Executive Vice President of MLAM; Executive Vice
                                            President and Director of Princeton Services;
                                            President and Director of PFD; Director of MLFDS;
                                            President of Princeton Administrators, L.P.
 Linda L.          Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Federici.......                           President of Princeton Services
 Vincent R.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Giordano.......                           President of Princeton Services
 Elizabeth A.      Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Griffin........                           President of Princeton Services
 Norman R.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Harvey.........                           President of Princeton Services
 Michael J.
  Hennewinkel....  Senior Vice President,   Senior Vice President, General Counsel and
                    General Counsel and     Secretary of MLAM; Senior Vice President of the
                    Secretary               MLAM International Group
 Philip L.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Kirstein.......                           President, General Counsel, Director and Secretary
                                            of Princeton Services
 Ronald M.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Kloss..........                           President of Princeton Services
 Debra Landsman-   Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Yaros..........                           President of Princeton Services; Vice President of
                                            PFD
 Stephen M. M.     Senior Vice President    Executive Vice President of Princeton
  Miller.........                           Administrators, L.P.; Senior Vice President of
                                            Princeton Services
 Joseph T.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Monagle, Jr. ..                           President of Princeton Services
 Michael L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Quinn..........                           President of Princeton Services; Managing Director
                                            and First Vice President of Merrill Lynch from
                                            1989 to 1995
 Richard L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Reller.........                           President of Princeton Services; Director of PFD
 Gerald M.         Senior Vice President    Senior Vice President and Treasurer of MLAM;
  Richard........   and Treasurer           Senior Vice President and Treasurer of Princeton
                                            Services; Vice President and Treasurer of PFD
 Gregory D.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Upah...........                           President of Princeton Services
 Ronald L.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Welburn........                           President of Princeton Services

ITEM 31. LOCATION OF ACCOUNT AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

  (a) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) Registrant undertakes that:

    (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 28th day of September, 1998.

                                    MuniHoldings New York Insured Fund II, Inc.
                                    (Registrant)

                                                  /s/ Arthur Zeikel
                                    By:________________________________________
                                             (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURES                      TITLE                   DATE

          /s/ Arthur Zeikel            President (Principal
-------------------------------------   Executive Officer)      September 28,
           (ARTHUR ZEIKEL)              and Director              1998

        /s/ Gerald M. Richard          Treasurer (Principal
-------------------------------------   Financial and           September 28,
         (GERALD M. RICHARD)            Accounting Officer)       1998

        /s/ James H. Bodurtha          Director
-------------------------------------                           September 28,
         (JAMES H. BODURTHA)                                      1998

        /s/ Herbert I. London          Director
-------------------------------------                           September 28,
         (HERBERT I. LONDON)                                      1998

        /s/ Robert R. Martin           Director
-------------------------------------                           September 28,
         (ROBERT R. MARTIN)                                       1998

          /s/ Joseph L. May            Director
-------------------------------------                           September 28,
           (JOSEPH L. MAY)                                        1998

         /s/ Andre F. Perold           Director
-------------------------------------                           September 28,
          (ANDRE F. PEROLD)                                       1998

                                 EXHIBIT INDEX

 EXHIBIT NUMBER
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(l)Opinion and Consent of Brown & Wood LLP

(n)Consent of Ernst & Young LLP

(p)Certificate of Fund Asset Management, L.P.